                                  EXHIBIT 10.57



                        SIXTH AMENDMENT TO LOAN DOCUMENTS



         This SIXTH AMENDMENT TO LOAN DOCUMENTS ("Amendment") dated February 25, 2002, with an effective date of December 28, 2001, is made by and among TB WOOD'S INCORPORATED, individually and as Agent under the Borrower Agency Agreement (the "Borrower Agent") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Banks under the Credit Agreement referred to herein (the "Agent") and PNC BANK, NATIONAL ASSOCIATION, FLEET BANK (as successor to Summit Bank), FIRST UNION NATIONAL BANK and NATIONAL CITY BANK OF PENNSYLVANIA as the Banks.

         Reference is made to the Revolving Credit Agreement dated October 10, 1996, by and among TB Wood's Incorporated, a Pennsylvania corporation, Plant Engineering Consultants, Inc., a Tennessee corporation, TB Wood's Mexico, S.A. de C.V., Mexico City, Mexico, a Mexican corporation (f/k/a Group Blaju, S.A., de C.V.) and TB Wood's Canada, Ltd., an Ontario corporation (such corporations being the "Borrowers"), PNC Bank, National Association, as Agent and the Banks party thereto as amended on April 7, 1997, January 20, 1998, April 24, 1998, July 21, 1999 and November 8, 1999 (as so amended, the "Agreement") pursuant to which the Banks extended to the Borrowers a $40,000,000 revolving line of credit, which amount has heretofore been increased to $52,500,000 pursuant to amendment. The obligations under the Agreement and the Loan Documents are evidenced by the Borrowers' Notes payable to the Banks. (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

         Pursuant to Statement of Financial Accounting Standard No. 52, the financial statements of certain of the Company's Subsidiaries, whose financial reports are presented in currencies other than Dollars, are, according to customary practice, translated into Dollars. In connection with such translations, the consolidated financial statements of the Company reflect increases or decreases to equity. The parties hereto wish to have net worth calculated for the minimum net worth covenant under the Agreement without regard to such translation adjustments.

         Accordingly, the Borrowers, the Banks and the Agent have agreed that the Agreement be amended as provided herein to provide therefor.

         NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Amendment to Agreement.

            (a) Effective as of December 28, 2001, Section 8.2.21 [Minimum Net Worth] of the Agreement is hereby amended by adding at the end thereof the following text:

                For purposes of calculating net worth for any period ending on December 28, 2001 or thereafter under this Section 8.2.21, foreign currency translation adjustments, and their effect on equity as shown on the consolidated financial statements of the Company under GAAP (shown as all or a portion of "accumulated comprehensive other income"), shall not be considered. As used herein, "foreign currency translation adjustments" mean all adjustments, both positive and negative, in respect of the translation to Dollars of financial statements of foreign Subsidiaries of the Company not otherwise denominated in Dollars, all as and to the extent required under Statement of Financial Accounting Standard No. 52.

         2. Amendment Fee.

            On the date hereof, the Borrowers shall pay to the Agent on behalf of the Banks according to their relative Commitments a non-refundable amendment fee of $36,750 in consideration of the Agent and the Banks entering into this Amendment. Such fee are not payments for the use of money but are to compensate the Banks for the consideration and approval of this Amendment.

         3. Consent.

            The Banks and the Agent hereby consent to the formation of and investment in the following Persons and consent to them being non-Borrower
Subsidiaries:

                  TB Wood's (India) Private LTD, formed under the laws of India;

                  TBWE Belt Drive Systems LLC, a Pennsylvania limited liability company;

                  TBWE Belt Drive Components LP, a Pennsylvania limited partnership.

Such consent is conditioned on the Company demonstrating compliance with Section
8.2.9 [Subsidiaries, Partnership s and Joint Ventures] and Section 8.2.20 [Outside Investment Limit] of the Agreement in connection with such Persons.

         4. Miscellaneous.

            (a) All of the terms, conditions, provisions and covenants in the Notes, the Agreement, the Loan Documents, and all other documents delivered to the Banks and the Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment. The Borrower hereby represents and warrants to the Bank as of the date of this Amendment that, after giving effect to this Amendment, there exists no Event of Default or Potential Default under any of the Loan Documents and that after giving effect to this Amendment, the representations and warranties in Section 6 of the Agreement are true and correct in all respects on and as of the date hereof.



            (b) The Borrowers agree to pay all of the Agent's expenses incurred in connection with the preparation of this Amendment and the transactions contemplated by this Amendment, including without limitation, the reasonable fees and expenses of the Agent's counsel.

            (c) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (d) Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Banks and the Agent and their respective successors and assigns.

            (e) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument. This Amendment supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein or therein, including any prior proposal or commitment letters.

            (f) The execution and delivery of this waiver shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

            (g) Attached hereto are full and complete copies of the following Schedules to the Agreement, dated as of the date hereof: Schedule 6.1.1; 6.1.2; and 6.1.3.

            (h) The Borrowers represent and warrant that there exists no Event of Default or Potential Default.

         5. Joinder of Subsidiaries.

            Contemporaneously herewith, the following Persons have executed a Joinder (in the form attached hereto) pursuant to which they become Borrowers and Loan Parties:

               TB Wood's North Carolina, Inc., a Delaware corporation;

               TB Wood's Foreign Sales Corporation, a Barbados corporation;

               TB Wood's Enterprises, Inc., a Delaware corporation;

               TB Wood's Foreign Investment Company, a Delaware corporation.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                           PNC BANK, NATIONAL ASSOCIATION, individually and as Agent


                           /s/ THOMAS C. DILWORTH
                           ----------------------------
                           Thomas C. Dilworth
                           Vice President


                           NATIONAL CITY BANK OF PENNSYLVANIA


                           /s/ W. CHRISTOPHER KOHLER
                           ----------------------------
                           W. Christopher Kohler
                           Vice President


                           FLEET BANK, successor to Summit Bank


                           /s/ THOMAS E. LUNNY
                           ----------------------------
                           Thomas E. Lunny
                           Vice President


                           FIRST UNION NATIONAL BANK


                           /s/ LYNN B. EAGLESON
                           ----------------------------
                           Lynn B. Eagleson
                           Vice President


                           TB WOOD'S INCORPORATED, individually
                           and on behalf of all Borrowers as Borrower Agent


                           By: /s/ THOMAS F. TATARCZUCH
                               ------------------------
                               Title: V - P of Finance
                                      -----------------

Accepted and Agreed:

TB WOOD'S CORPORATION, as Guarantor


By: /s/ THOMAS F. TATARCZUCH
    ------------------------------
Title: V - P of Finance
       ---------------------------

              - and -

BERGES ELECTRONIC GmbH, as a Borrower
and a party to the Borrower Agency Agreement


By: /s/ WILLARD C. MACFARLAND
   -------------------------------
Title: Geschaftsfurher
       ---------------------------

              - and -

BERGES ELECTRONIC, S.r.l. , as a Borrower and a party to the Borrower Agency Agreement


By:/s/ PREBEN H. PETERSEN
   -------------------------------
Title: President
      ----------------------------

              - and -

PLANT ENGINEERING CONSULTANTS, INC. ,
as a Borrower and a party to the Borrower Agency Agreement


By: /s/ MICHAEL L. HURT
    ------------------------------
Title: President
      ----------------------------

              - and -

T.B. WOOD'S CANADA, LTD. , as a Borrower and a party to the Borrower Agency Agreement


By: /s/ MICHAEL H. IVERSEN
   -------------------------------
Title: President
       ---------------------------

TB WOOD'S MEXICO, S.A. de C.V.,
MEXICO CITY, MEXICO, as a Borrower
and a party to the Borrower Agency Agreement


By: /s/ WILLARD C. MACFARLAND
    ------------------------------
Title: Director
       ---------------------------

TB WOOD'S NORTH CAROLINA, INC.,
as a Borrower and a party to the Borrower Agency Agreement


By: /s/ THOMAS F. TATARCZUCH
    ------------------------------
Title:  President & Secretary
      ----------------------------


TB WOOD'S FOREIGN SALES CORPORATION,
as a Borrower and a party to the Borrower Agency Agreement


By: /s/ THOMAS F. TATARCZUCH
   -------------------------------
Title:  Vice President
      ----------------------------


TB WOOD'S ENTERPRISES, INC.,
as a Borrower and a party to the Borrower Agency Agreement


By: /s/ THOMAS F. TATARCZUCH
    ------------------------------
Title:  President
      ----------------------------


TB WOOD'S FOREIGN INVESTMENT COMPANY,
as a Borrower and a party to the Borrower Agency Agreement


By: /s/ THOMAS F. TATARCZUCH
   -------------------------------
Title:  President
      ----------------------------

             AMENDED AND RESTATED SCHEDULES 6.1.1; 6.1.2; AND 6.1.3
                               (February 25, 2002)
                                   (attached)

                        JOINDER AND ASSUMPTION AGREEMENT

         This JOINDER AND ASSUMPTION AGREEMENT is made February 25, 2002 by each of the following Persons:

               TB Wood's North Carolina, Inc., a Delaware corporation; TB Wood's Foreign Sales Corporation, a Barbados corporation; TB Wood's Enterprises, Inc., a Delaware corporation; TB Wood's Foreign Investment Company, a Delaware corporation (collectively, "New Borrower").

                                   BACKGROUND

         Reference is made to (i) the REVOLVING CREDIT AGREEMENT dated as of October 10, 1996 as the same has been made and may be modified, supplemented or amended (the "Agreement") among TB WOOD'S INCORPORATED, a Pennsylvania corporation and the other "Borrowers" party thereto, each being a "Subsidiary" of TB WOOD'S CORPORATION (the "Parent") the BANKS who are party to the Agreement, and PNC BANK, NATIONAL ASSOCIATION, AS AGENT, and (ii) the other Loan Documents referred to in the Agreement, as the same may be modified, supplemented or amended. Capitalized terms defined in the Agreement are used herein as defined therein.

         In consideration of New Borrower becoming a Borrower entitled to receive loans or advances from the Company or otherwise under the terms of the Agreement, New Borrower hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Borrower under the Agreement and each of the other Loan Documents to which the Borrowers are a party and agrees that from the date hereof and so long as the Commitment of any Bank shall remain outstanding and until the payment in full of the Loans and the Notes and the performance of all other obligations of Borrower under the Loan Documents, New Borrower has assumed the obligations of a Borrower under, and New Borrower shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Agreement and each of the other Loan Documents which are stated to apply to or are made by a Borrower. Without limiting the generality of the foregoing, New Borrower hereby represents and warrants that (i) each of the representations and warranties set forth in the Agreement is true and correct as to New Borrower on and as of the date hereof as if made on and as of the date hereof by New Borrower and (ii) New Borrower has heretofore received a true and correct copy of the Agreement and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

         Without limiting the foregoing, New Borrower agrees, subject to the provisions of Section 5.6. of the Agreement, that is shall be jointly and severally obligated to perform and pay the Obligations as if an original "Borrower" under the Agreement and agrees to execute and deliver such documents, instruments and other things as the Agent on behalf of the Banks may reasonably request in connection with New Borrower's obligations hereunder and under the Agreement and the other Loan Documents, including, without limitation, new, amended and restated or substitute notes or other evidences or acknowledgments of indebtedness.

         The following New Borrowers ARE EACH a "Foreign Subsidiary" as defined in the Agreement: TB Wood's Foreign Sales Corporation, a Barbados corporation.

         New Borrower hereby makes, affirms, and ratifies in favor of the Banks and the Agent the Agreement and each of the other Loan Documents given by the Borrowers to Agent and any of the Banks.

         In furtherance of the foregoing, New Borrower shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of Agent to carry out more effectively the provisions and purposes of this Joinder and Assumption Agreement.

         IN WITNESS WHEREOF, New Borrower has duly executed this Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Banks, as of the date and year first above written.

                                  TB WOOD'S NORTH CAROLINA, INC.,
                                  a Delaware corporation;


                                  By: /s/ THOMAS F. TATARCZUCH
                                     --------------------------
                                  Title: President & Secretary
                                         ----------------------


                                  TB WOOD'S FOREIGN SALES CORPORATION,
                                  a Barbados corporation;


                                  By: /s/ THOMAS F. TATARCZCH
                                      ------------------------
                                  Title: Vice President
                                        ----------------------


                                  TB WOOD'S ENTERPRISES, INC.,
                                  a Delaware corporation;


                                  By:/s/ THOMAS F. TATARCZUCH
                                     -------------------------
                                  Title: President
                                        ----------------------

                                  TB WOOD'S FOREIGN INVESTMENT COMPANY,
                                  a Delaware corporation.


                                  By:/s/ THOMAS F. TATARCZUCH
                                     -------------------------
                                  Title: President
                                        ----------------------



Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent


By: /s/ THOMAS DILWORTH
    --------------------------------
Title: Vice President
      ------------------------------

                 SCHEDULE 6.1.1 - QUALIFICATIONS TO DO BUSINESS




TB Wood's Incorporated
----------------------
Illinois
Pennsylvania
Texas
Tennessee
Connecticut
Georgia
Michigan
Florida


Plant Engineering Consultants
-----------------------------
South Carolina
Tennessee

TB Wood's Canada
----------------
N/A

TB Wood's (Mexico) S.A. de C.V. (Mexico)
----------------------------------------
N/A


TB Wood's Foreign Investment Company
------------------------------------
N/A

TB Wood's Enterprises
---------------------
N/A

TB Wood's Foreign Sales Corporation
-----------------------------------
N/A

TB Wood's North Carolina
------------------------
N/A

                                 SCHEDULE 6.1.2


---------------------------------------------------------------------------------------------------------------------------

             Company                    Shares Authorized               Shares Outstanding                 Owner

---------------------------------------------------------------------------------------------------------------------------

     TB Wood's Incorporated         2,500,000 shares common stock per              100              TB Wood's Corporation
                                               value $.10

---------------------------------------------------------------------------------------------------------------------------

      TB Wood's Canada Ltd             40,000 shares common stock                 5,255             TB Wood's Incorporated
                                              no par value

---------------------------------------------------------------------------------------------------------------------------

        Plant Engineering           10,000,000 shares common stock par           168,298            TB Wood's Incorporated
        Consultants, Inc                        value $.01

---------------------------------------------------------------------------------------------------------------------------

   TB Wood's (Mexico) S.A. de            2,163,155 shares common                2,163,154           TB Wood's Incorporated
          C.V.(Mexico)                            stock                                                  T. Tatarczuch
                                                                                    1

---------------------------------------------------------------------------------------------------------------------------

                                                                                7,425,000          TB Wood's Incorporated
 Industrial Blaju, S.A. de C.V.        12,072,010 shares common stock                                TB Wood's (Mexico)
            (Mexico)                                                            4,647,010           S.A. de C.V. (Mexico)

---------------------------------------------------------------------------------------------------------------------------

     TB Wood's Foreign Sales             Unlimited, currently 1,000              1,000             TB Wood's Incorporated
      Corporation(Barbados)

---------------------------------------------------------------------------------------------------------------------------

    TB Wood's Enterprises, Inc.           3,000 shares common stock              3,000             TB Wood's Incorporated
           (Delaware)

---------------------------------------------------------------------------------------------------------------------------

  TB Wood's Foreign Investment
       Company (Delaware)                 1,000 shares common stock              1,000            TB Wood's Incorporated

---------------------------------------------------------------------------------------------------------------------------

 TB Wood's North Carolina, Inc.
           (Delaware)                             Inactive                      Inactive          TB Wood's Incorporated

 ---------------------------------------------------------------------------------------------------------------------------




                                 SCHEDULE 6.1.3


Non-Borrower Subsidiaries
-------------------------

The following is a wholly owned subsidiary of TB Wood's (Mexico) S.A. de C.V. (Mexico).

         Industrial Blaju, S.A. de C.V. (Mexico)

The following is a wholly owned subsidiary of TB Wood's Foreign Investment Company.

         TB Wood's  (Deutschland) GmbH (Germany)




The following are non-borrower Joint Ventures:


         TB Wood's (India) Private LTD (India)
            TB Wood's Incorporated                         85.5%
            Entertec Chicago, Inc.                         14.5%

         TBWE Belt Drive Systems LLC (Pennsylvania)
            TB Wood's Incorporated                         76.56%
            The Electron Corporation                       23.44%

         TBWE Belt Drive Components LP (Pennsylvania)
            TBWE Belt Drive Systems LLC  GP                  .50%
            TB Wood's Incorporated LP                      76.18%
            The Electron Corporation LP                    23.32%